Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

TSYS Reports Third Quarter Earnings

Increases 2017 Outlook for Revenue and Earnings per Share

Columbus, Ga., October 24, 2017 —  TSYS (NYSE: TSS) today reported results for the third quarter of 2017.

“We delivered another outstanding quarter driven by the growth in our consolidated and segment operating income margins over 2016 that exceeded our expectations. Our strong organic revenue growth reflects the exceptional execution of our strategic goals as we remain focused on delivering outstanding performance across our company” said M. Troy Woods, chairman, president and chief executive officer of TSYS.

Highlights for the third quarter of 2017 vs. 2016:

•	Total revenues were $1.2 billion, an increase of 8.8%.
•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and assessment expenses, was $852.8 million, an increase of 8.0%.
•	Net income attributable to TSYS common shareholders was $123.1 million, an increase of 44.2%. Diluted EPS were $0.66, an increase of 43.3%.
•	Adjusted earnings (non-GAAP) were $162.7 million, an increase of 24.5%. Adjusted diluted EPS (non-GAAP) were $0.88, an increase of 23.7%.
•	Adjusted EBITDA (non-GAAP) was $309.5 million, an increase of 15.0%.
•	Debt was reduced an additional $175 million bringing the year- to-date reduction to $400 million and bringing the total over the past six quarters to $800 million.

“During the quarter, we also completed our deleveraging commitments and resumed our share buyback activity with the purchase of 400,000 shares of our stock for $27.6 million. Our third quarter outperformance and fourth quarter outlook allow us to increase our revenue and earnings per share guidance for 2017,” said Woods.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

            2017 Revised Outlook

The 2017 revised guidance is below.

	2017 Revised Financial
(in millions, except per share amounts)	Outlook Range			Percent Change
Revenue:
Total revenues (GAAP)	$4,839	to	$4,889	16%	to	17%
Net revenue (non-GAAP)	$3,345	to	$3,395	10%	to	12%

Earnings per share:
Diluted EPS (GAAP)	$2.37	to	$2.43	37%	to	40%
Adjusted diluted EPS attributable to TSYS common shareholders (non-GAAP)	$3.29	to	$3.35	18%	to	20%
Weighted average diluted shares outstanding		186

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, October 24. The conference call can be accessed via simultaneous Internet broadcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted diluted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures is included on pages 11 to 14 in the financial schedules of this release.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

About TSYS

TSYS® (NYSE: TSS) is a leading global payments provider, offering seamless, secure and innovative solutions across the payments spectrum — from issuer processing and merchant acquiring to prepaid program management. We succeed because we put people, and their needs, at the heart of every decision. It’s an approach we call ‘People-Centered Payments®’.

Our headquarters are located in Columbus, Ga., U.S.A., with approximately 11,500 team members and local offices spread across 13 countries. TSYS generated revenue of $4.2 billion in 2016, while processing more than 25.5 billion transactions. We are a member of The Civic 50 and were named one of the 2017 World's Most Ethical Companies by Ethisphere magazine. TSYS is a member of the S&P 500 and routinely posts all important information on its website. For more, visit tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2017 total revenues, net revenue, diluted EPS and adjusted diluted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions, particularly the TransFirst acquisition; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates, and in particular with respect to the current environment, adverse developments with respect to foreign currency exchange rates as a result of the United Kingdom’s decision to leave the European Union (Brexit); expenses incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules  or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers, and in particular the CFPB’s new rule regarding prepaid financial products; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. TSYS disclaims any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

Contacts:

Cyle Mims

TSYS Media Relations

+1.706.644.3110

cylemims@tsys.com

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

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TSYS Announces Third Quarter 2017 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Total revenues	$1,247,576	1,146,888	8.8%	$3,654,676	3,037,853	20.3%

Cost of services*	898,471	840,300	6.9	2,638,214	2,166,731	21.8
Selling, general and administrative expenses*	149,413	151,261	(1.2)	456,339	428,287	6.5
Total expenses	1,047,884	991,561	5.7	3,094,553	2,595,018	19.2

Operating income	199,692	155,327	28.6	560,123	442,835	26.5

Nonoperating expenses*	(28,835)	(30,368)	5.0	(88,780)	(82,225)	(8.0)
Income before income taxes and equity in income of equity investments	170,857	124,959	36.7	471,343	360,610	30.7
Income taxes	54,628	44,247	23.5	153,917	127,966	20.3
Income before equity in income of equity investments	116,229	80,712	44.0	317,426	232,644	36.4
Equity in income of equity investments, net of tax*	8,497	6,729	26.3	30,919	18,953	63.1
Net income	124,726	87,441	42.6	348,345	251,597	38.5
Net income attributable to noncontrolling interests	(1,631)	(2,089)	21.9	(4,368)	(5,909)	26.1
Net income attributable to TSYS common shareholders	$123,095	85,352	44.2%	$343,977	245,688	40.0%

Earnings per share (EPS):
Basic EPS	$0.67	0.46	43.9%	$1.87	1.34	39.6%

Diluted EPS	$0.66	0.46	43.3%	$1.85	1.33	39.2%

Weighted average shares outstanding:
(includes participating securities)
Basic	184,272	183,830		184,107	183,601
Diluted	185,809	184,640		185,472	184,429

Dividends declared per share	$0.13	0.10		$0.33	0.30

Non-GAAP measures:**
Net revenue	$852,759	789,588	8.0%	$2,529,719	2,256,169	12.1%

Adjusted EBITDA	$309,461	269,142	15.0%	$904,396	774,003	16.8%

Adjusted earnings	$162,667	130,673	24.5%	$473,148	386,799	22.3%

Adjusted diluted EPS	$0.88	0.71	23.7%	$2.55	2.10	21.6%

*   Certain prior year amounts have been reclassified between nonoperating expenses and equity in income of equity investments, net of tax.

**  See reconciliation of non-GAAP measures.

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TSYS Announces Third Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2017	2016	$	%	2017	2016	$	%
Adjusted operating income by segment:
Issuer Solutions (a)	$147,758	128,949	18,809	14.6%	$428,909	392,519	36,390	9.3%
Merchant Solutions (b)	103,275	90,784	12,491	13.8	296,551	219,056	77,495	35.4
Netspend (c)	48,560	40,856	7,704	18.9	143,251	125,538	17,713	14.1
Corporate admin and other	(39,560)	(37,022)	(2,538)	(6.9)	(111,170)	(99,830)	(11,340)	(11.4)
Adjusted segment operating income (d)	260,033	223,567	36,466	16.3	757,541	637,283	120,258	18.9
Less:
Share-based compensation	8,407	13,069	(4,662)	(35.7)	28,462	33,792	(5,330)	(15.8)
TransFirst M&A and integration expenses	1,052	1,830	(778)	(42.5)	10,086	25,908	(15,822)	(61.1)
Litigation, claims, judgments or settlements	26	—	26	na	1,904	—	1,904	na
Acquisition intangible amortization	50,856	53,341	(2,485)	(4.7)	156,966	134,748	22,218	16.5
Operating income	199,692	155,327	44,365	28.6	560,123	442,835	117,288	26.5
Nonoperating expenses, net	(28,835)	(30,368)	1,533	5.0	(88,780)	(82,225)	(6,555)	(8.0)
Income before income taxes and equity in income of equity investments	$170,857	124,959	45,898	36.7%	$471,343	360,610	110,733	30.7%

Net revenue by segment:
Issuer Solutions (e)	$401,074	379,145	21,929	5.8%	$1,181,090	1,135,016	46,074	4.1%
Merchant Solutions (f)	281,819	262,494	19,325	7.4	820,968	644,573	176,395	27.4
Netspend (g)	179,918	155,349	24,569	15.8	560,448	502,961	57,487	11.4
Segment net revenue	862,811	796,988	65,823	8.3	2,562,506	2,282,550	279,956	12.3
Less: Intersegment revenues	10,052	7,400	2,652	35.8	32,787	26,381	6,406	24.3
Net revenue (h)	852,759	789,588	63,171	8.0	2,529,719	2,256,169	273,550	12.1
Add: reimbursable items, interchange and assessments expenses	394,817	357,300	37,517	10.5	1,124,957	781,684	343,273	43.9
Total revenues	$1,247,576	1,146,888	100,688	8.8%	$3,654,676	3,037,853	616,823	20.3%

Adjusted segment operating margin on segment net revenue:
Issuer Solutions (a)/(e)	36.8%	34.0%			36.3%	34.6%
Merchant Solutions (b)/(f)	36.6%	34.6%			36.1%	34.0%
Netspend (c)/(g)	27.0%	26.3%			25.6%	25.0%

Total adjusted operating margin on net revenue: (d)/(h)	30.5%	28.3%			29.9%	28.2%

na = not applicable

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TSYS Announces Third Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,					Nine Months Ended September 30,
			Change					Change
	2017	2016	$	%		2017	2016	$	%
Depreciation and amortization by segment:
Issuer Solutions	$36,699	34,590	2,109	6.1%	XX	$109,287	105,858	3,429	3.2%
Merchant Solutions	7,588	6,846	742	10.8		21,990	18,702	3,288	17.6
Netspend	3,785	3,241	544	16.8		12,057	9,466	2,591	27.4
Depreciation and amortization	48,072	44,677	3,395	7.6		143,334	134,026	9,308	6.9
Acquisition intangible amortization	50,856	53,341	(2,485)	(4.7)		156,966	134,748	22,218	16.5
Corporate admin and other	1,356	898	458	51.0		3,521	2,694	827	30.7
Total depreciation and amortization	$100,284	98,916	1,368	1.4%		$303,821	271,468	32,353	11.9%

Segment statistical data:

Issuer Solutions
Total transactions (in millions)	5,494.9	5,060.3	434.6	8.6%		15,712.1	14,633.4	1,078.7	7.4%
Total Accounts on file (AOF) (in millions)						797.3	738.8	58.5	7.9%
Total traditional AOF (in millions)						562.1	511.2	50.9	10.0%

Merchant Solutions
Point-of-sale transactions (in millions)	1,260.9	1,177.1	83.8	7.1%		3,622.2	3,427.6	194.6	5.7%
Dollar sales volume (in millions)	$31,478.2	28,680.7	2,797.5	9.8%		$91,726.1	69,024.9	22,701.2	32.9%
Net revenue per transaction	$0.223	0.223	0.001	0.2%		$0.227	0.188	0.039	20.5%

Netspend
Gross dollar volume (in millions)	$7,242.3	6,367.0	875.3	13.7%		$24,455.1	22,143.3	2,311.8	10.4%
Direct deposit 90-day active cards (in thousands)						2,315.3	2,079.8	235.5	11.3%
90-day active cards (in thousands)						4,697.2	4,162.7	534.5	12.8%
% of 90-day active cards with direct deposit						49.3%	50.0%

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TSYS Announces Third Quarter 2017 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	September 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$413,622	425,354
Accounts receivable, net	409,167	432,847
Other current assets	176,049	164,488
Total current assets	998,838	1,022,689
Goodwill	3,272,792	3,270,952
Software and other intangible assets, net	1,166,098	1,329,864
Property and equipment, net	282,490	282,345
Other long term assets	498,672	460,327
Total assets	$6,218,890	6,366,177

Liabilities
Current liabilities:
Accounts payable	$53,460	38,712
Current portion of long-term borrowings, capital leases and license agreements	565,660	50,727
Other current liabilities	352,560	330,914
Total current liabilities	971,680	420,353
Long-term borrowings, capital leases and license agreements, excluding current portion	2,394,283	3,313,276
Deferred income tax liabilities	374,778	419,552
Other long-term liabilities	107,987	88,983
Total liabilities	3,848,728	4,242,164
Redeemable noncontrolling interest	13,402	24,093
Equity	2,356,760	2,099,920
Total liabilities and equity	$6,218,890	6,366,177

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TSYS Announces Third Quarter 2017 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities:
Net income	$348,345	251,597
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments, net of tax	(30,919)	(18,953)
Dividends received from equity investments	20,589	15,246
Depreciation and amortization	303,821	271,468
Amortization of debt issuance costs	3,247	12,499
Share-based compensation	28,462	33,792
Deferred income tax expense	(46,435)	4,110
Other noncash adjustments	55,764	35,689
Changes in operating assets and liabilities	(30,849)	(54,368)
Net cash provided by operating activities	652,025	551,080

Purchases of property and equipment	(42,572)	(32,134)
Additions to licensed computer software from vendors	(23,114)	(11,112)
Additions to internally developed computer software	(22,011)	(25,705)
Additions to contract acquisition costs	(21,662)	(38,384)
Cash used in acquisitions, net of cash acquired	—	(2,345,493)
Other investing activities	(1,436)	(4,430)
Net cash used in investing activities	(110,795)	(2,457,258)

Principal payments on long-term borrowings, capital lease obligations and license agreements	(415,788)	(618,598)
Proceeds from long-term borrowings	—	2,666,295
Debt issuance costs	—	(26,563)
Purchase of noncontrolling interests	(70,000)	(5,878)
Dividends paid on common stock	(55,151)	(55,000)
Proceeds from exercise of stock options	15,499	9,980
Other financing activities	(33,111)	(608)
Net cash (used in) provided by financing activities	(558,551)	1,969,628

Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	5,589	(5,895)
Net (decrease) increase in cash and cash equivalents	(11,732)	57,555
Cash and cash equivalents at beginning of period	425,354	389,328
Cash and cash equivalents at end of period	$413,622	446,883

Supplemental
Capital expenditures	$109,359	107,335
Free cash flow (non-GAAP)*	$542,666	443,745

*  See reconciliation of non-GAAP measures.

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TSYS Announces Third Quarter 2017 Earnings

TSYS

Supplemental Information

(unaudited)

Other

AOF:

	Total Accounts on File
	At	At	%
(in millions)	September 2017	September 2016	Change
Consumer	474.7	433.5	9.5
Commercial	52.8	48.0	9.9
Other	34.6	29.7	16.5
Traditional AOF	562.1	511.2	10.0
Prepaid*/Stored Value	50.6	58.9	(14.0)
Government Services	92.1	85.7	7.5
Commercial Card Single Use	92.5	83.0	11.4
Total AOF	797.3	738.8	7.9

* Prepaid does not include Netspend accounts

Growth in Accounts on File (in millions):
	September 2016 to	September 2015 to
	September 2017	September 2016
Beginning balance	738.8	760.4
Change in accounts on file due to:
Internal growth of existing clients	53.2	53.8
New clients	29.5	31.6
Purges/Sales	(23.6)	(16.7)
Deconversions	(0.6)	(90.3)
Ending balance	797.3	738.8

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TSYS Announces Third Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents third quarter and year-to-date 2017 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total year-to-date revenues for the third quarter of 2017 grew 21.0% as compared to a reported GAAP increase of 20.3%.

The schedules below also provide a reconciliation of diluted EPS to adjusted diluted EPS.

The schedules below also provide a reconciliation of net income to Adjusted EBITDA.

The schedules below also provide a reconciliation of cash flows from operating activities and capital expenditures to free cash flow.

The schedules below also provide a reconciliation of 2017 guidance of total revenues to net revenue and diluted EPS to adjusted diluted EPS.

The tax rate used in the calculation of adjusted diluted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its provision of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Third Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Consolidated
Constant currency (1)	$1,247,808	1,146,888	8.8%	$3,676,013	3,037,853	21.0%
Foreign currency impact (2)	(232)	—		(21,337)	—
Total revenues	$1,247,576	1,146,888	8.8%	$3,654,676	3,037,853	20.3%

Constant currency (1)	$852,975	789,588	8.0%	$2,549,574	2,256,169	13.0%
Foreign currency impact (2)	(216)	—		(19,855)	—
Net revenue	$852,759	789,588	8.0%	$2,529,719	2,256,169	12.1%

Constant currency (1)	$200,574	155,327	29.1%	$570,467	442,835	28.8%
Foreign currency impact (2)	(882)	—		(10,344)	—
Operating income	$199,692	155,327	28.6%	$560,123	442,835	26.5%

Issuer Solutions
Constant currency (1)	$453,665	429,078	5.7%	$1,354,497	1,288,656	5.1%
Foreign currency impact (2)	(202)	—		(21,281)	—
Total revenues	$453,463	429,078	5.7%	$1,333,216	1,288,656	3.5%

Constant currency (1)	$401,261	379,145	5.8%	$1,200,889	1,135,016	5.8%
Foreign currency impact (2)	(187)	—		(19,799)	—
Segment net revenue	$401,074	379,145	5.8%	$1,181,090	1,135,016	4.1%

(1)  Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)  Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Net Revenue

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Total revenues	$1,247,576	1,146,888	8.8%	$3,654,676	3,037,853	20.3%
Less: reimbursable items, interchange and assessments expenses	394,817	357,300	10.5	1,124,957	781,684	43.9
Net revenue	852,759	789,588	8.0%	2,529,719	2,256,169	12.1%

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TSYS Announces Third Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Diluted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Net income attributable to TSYS common shareholders	$123,095	85,352	44.2%	$343,977	245,688	40.0%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$50,704	53,065	(4.4)	$156,489	133,920	16.9
Add: Share-based compensation	8,404	13,059	(35.6)	28,455	33,766	(15.7)
Add: TransFirst M&A expenses*	1,052	1,830	(42.5)	10,025	35,689	(71.9)
Add: Litigation, claims, judgments or settlements**	26	—	na	1,904	—	na
Less: Tax impact of adjustments***	(20,614)	(22,633)	8.9	(67,702)	(62,264)	(8.7)
Adjusted earnings	$162,667	130,673	24.5%	$473,148	386,799	22.3%

Diluted EPS - Net income attributable to TSYS common shareholders
As reported (GAAP)	$0.66	0.46	43.3%	$1.85	1.33	39.2%

Adjusted diluted EPS	$0.88	0.71	23.7%	$2.55	2.10	21.6%

Weighted average diluted shares outstanding	185,809	184,640		185,472	184,429

*     Costs associated with the TransFirst acquisition and integration that are included in selling, general and administrative expenses and nonoperating expenses.

**   Litigation settlement or settlement discussions and related legal expenses.

***  Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes a discrete item as a result of the acquisition.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Net income	$124,726	87,441	42.6%	$348,345	251,597	38.5%
Adjust for:
Less: Equity in income of equity investments	(8,497)	(6,729)	(26.3)	(30,919)	(18,953)	(63.1)
Add: Income taxes	54,628	44,247	23.5	153,917	127,966	20.3
Add: Interest expense, net	28,501	30,634	(7.0)	87,811	83,700	4.9
Add: Depreciation and amortization	100,284	98,916	1.4	303,821	271,468	11.9
Less: (Gain)/loss on foreign currency translations	427	(194)	nm	1,250	(1,664)	nm
Less: Other nonoperating (income) expenses	(93)	(72)	(29.2)	(281)	189	nm
Add: Share-based compensation	8,407	13,069	(35.7)	28,462	33,792	(15.8)
Add: TransFirst M&A expenses*	1,052	1,830	(42.5)	10,086	25,908	(61.1)
Add: Litigation, claims, judgments or settlements	26	—	na	1,904	—	na
Adjusted EBITDA	$309,461	269,142	15.0%	$904,396	774,003	16.8%

*     Costs associated with the TransFirst acquisition and integration that are included in selling, general and administative expenses.

nm = not meaningful

na = not applicable

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TSYS Announces Third Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Free Cash Flow

(unaudited)

(in thousands)

	Nine Months Ended
Free cash flow:	September 30,
	2017	2016

Net cash provided by operating activities (GAAP)	$652,025	551,080
Capital expenditures	(109,359)	(107,335)
Free cash flow (non-GAAP)	$542,666	443,745

Revised Guidance Summary

(unaudited)

(in millions, except per share data)

	2017			% Change
Revenue:

Total revenues (GAAP)	$4,839	to	$4,889	16%	to	17%
Less: reimbursable items, interchange and assessments expenses	1,494	to	1,494
Net revenue (non-GAAP)	$3,345	to	$3,395	10%	to	12%

Earnings per share (EPS) :

Diluted EPS (GAAP)	$2.37	to	$2.43	37%	to	40%
Acquisition intangible amortization, share-based compensation, litigation, claims, judgments or settlements and TransFirst M&A expenses, less the tax impact of adjustments	0.92	to	0.92
Adjusted diluted EPS attributable to TSYS common shareholders * (non-GAAP)	$3.29	to	$3.35	18%	to	20%

* Weighted average diluted shares outstanding		186

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